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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): July 13, 2000


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                                WORLDCOM, INC.

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            (Exact name of registrant as specified in its charter)


          Georgia                        0-11258                  58-1521612
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
       Incorporation)                                        Identification No.)


  500 Clinton Center Drive, Clinton, Mississippi               39056
      (Address of principal executive offices)               (Zip Code)


                                (601) 460-5600
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)



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Item 5.     Other Events.
            -------------

          On July 13, 2000, WorldCom, Inc. ("WorldCom") and Sprint Corporation ("Sprint") announced that they had agreed to terminate the Amended and Restated Agreement and Plan of Merger, dated as of March 8, 2000, between WorldCom and Sprint (as so amended and restated, the "Merger Agreement"), effective immediately.

          Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the joint press release of WorldCom and Sprint announcing the termination of the Merger Agreement.

Item 7.     Exhibits.
            ---------

Exhibit No.                                                     Exhibit
-----------                                                     -------

    99.1 Joint Press Release, dated July 13, 2000, announcing the termination of the Merger Agreement


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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLDCOM, INC.


                                             By: /s/ Scott D. Sullivan
                                                 -------------------------------
                                                 Name:   Scott D. Sullivan
                                                 Title:  Chief Financial Officer


Date: July 13, 2000




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                                 EXHIBIT INDEX


Exhibit No.                       Exhibit
-----------                       -------

   99.1 Joint Press Release, dated July 13, 2000, announcing the termination of the Merger Agreement